SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : December 26, 2001


      STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 2001 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-8A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-16               74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          200 Vesey Street, 20th floor
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-8A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of May 1, 2001 among Structured Asset Securities Corporation, as depositor, Washington Mutual Mortgage Securities Corp. and Aurora Loan Services Inc., as master servicers, Bank One, N.A., as Trustee, and The Chase Manhattan Bank, as Securities Adaministrator. On December 26, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   THE CHASE MANHATTAN BANK, not in its
                   individual capacity but solely as Securities Adaministrator under the Agreement referred to herein



Date:  January 2, 2002         By:   /s/ Karen Schluter
                                     Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2001



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                          Realized   Deferred       Principal
Class          Value       Balance          Principal      Interest              Total         Losses     Interest        Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1      109,713,000.00     80,572,394.30  8,028,096.90     537,149.30     8,565,246.20           0.00      0.00       72,544,297.40
IA2          509,351.00        483,709.57      1,487.12           0.00         1,487.12           0.00      0.00          482,222.45
IIA1      51,424,000.00     27,407,694.96  3,925,611.84      58,241.35     3,983,853.19           0.00      0.00       23,482,083.12
IIA4         958,956.00        526,012.33    114,107.87           0.00       114,107.87           0.00      0.00          411,904.46
IIIA1     46,757,000.00     28,055,079.80  2,827,367.33      61,954.97     2,889,322.30           0.00      0.00       25,227,712.47
IIIA4        437,202.00        273,399.97     18,701.85           0.00        18,701.85           0.00      0.00          254,698.12
IVA1     263,356,000.00    218,767,429.66 15,943,538.31   1,149,076.93    17,092,615.24           0.00      0.00      202,823,891.35
B1I        4,158,000.00      4,142,413.35      2,706.10      24,164.08        26,870.18           0.00      0.00        4,139,707.25
B2I        1,202,000.00      1,197,494.18        782.28       7,983.29         8,765.57           0.00      0.00        1,196,711.90
B3I          655,000.00        652,544.67        426.29       4,350.30         4,776.59           0.00      0.00          652,118.38
B4I          545,000.00        542,957.01        354.70       3,619.71         3,974.41           0.00      0.00          542,602.31
B5I          218,000.00        217,182.82        141.88       1,447.89         1,589.77           0.00      0.00          217,040.94
B6I          337,609.00        336,396.93        202.49       2,242.65         2,445.14           0.00      0.00          336,194.44
B1II       3,402,000.00      3,395,493.09      1,062.35      18,683.72        19,746.07           0.00      0.00        3,394,430.74
B2II       1,361,000.00      1,358,291.34        442.22       7,474.00         7,916.22           0.00      0.00        1,357,849.12
B3II       1,361,000.00      1,358,396.86        425.00       7,474.58         7,899.58           0.00      0.00        1,357,971.86
B4II       1,361,000.00      1,358,396.86        425.00       7,474.58         7,899.58           0.00      0.00        1,357,971.86
B5II         680,000.00        678,699.38        212.34       3,734.55         3,946.89           0.00      0.00          678,487.04
B6II         682,209.00        680,956.13        213.05       3,746.96         3,960.01           0.00      0.00          680,743.08
R1               100.00              0.00          0.00           0.00             0.00           0.00      0.00                0.00
R2               100.00              0.00          0.00           0.00             0.00           0.00      0.00                0.00
IIA2       1,000,000.00        532,974.78     76,338.13       1,132.57        77,470.70           0.00      0.00          456,636.65
IIIA2      1,000,000.00        600,018.82     60,469.39       1,325.04        61,794.43           0.00      0.00          539,549.43
IA3        8,249,113.00      5,834,086.21          0.00      38,893.91        38,893.91           0.00      0.00        5,183,865.58
IIA3      52,424,000.00     27,940,669.74          0.00     126,897.21       126,897.21           0.00      0.00       23,938,719.77
IIA5       1,449,756.00        728,991.76          0.00       4,859.95         4,859.95           0.00      0.00          663,417.95
IIIA3     47,757,000.00     28,655,098.62          0.00     127,753.98       127,753.98           0.00      0.00       25,767,261.90
IIIA5      1,777,463.00      1,023,498.38          0.00       6,823.32         6,823.32           0.00      0.00          909,340.46
IVA2     263,356,000.00    218,767,429.66          0.00      54,691.86        54,691.86           0.00      0.00      202,823,891.35
B1IX       4,158,000.00      4,142,413.35          0.00       3,452.01         3,452.01           0.00      0.00        4,139,707.25
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                        Current
                         Beginning                                                   Ending              Class        Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                           Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1       86358RBS5     734.39240837     73.17361571    4.89594943    78.06956514    661.21879267       IA1          8.000000 %
IA2       86358RBT3     949.65862441      2.91963695    0.00000000     2.91963695    946.73898746       IA2          0.000000 %
IIA1      86358RBV8     532.97477754     76.33812694    1.13257137    77.47069831    456.63665059       IIA1         2.550000 %
IIA4      86358RBX4     548.52603248    118.99176813    0.00000000   118.99176813    429.53426435       IIA4         0.000000 %
IIIA1     86358RBZ9     600.01881643     60.46939132    1.32504160    61.79443292    539.54942511       IIIA1        2.650000 %
IIIA4     86358RCB1     625.34016313     42.77622243    0.00000000    42.77622243    582.56394070       IIIA4        0.000000 %
IVA1      86358RCD7     830.69088861     60.53987116    4.36320771    64.90307887    770.15101744       IVA1         6.303006 %
B1I       86358RCF2     996.25140693      0.65081770    5.81146705     6.46228475    995.60058923       B1I          7.000000 %
B2I       86358RCG0     996.25139767      0.65081531    6.64167221     7.29248752    995.60058236       B2I          8.000000 %
B3I       86358RCH8     996.25140458      0.65082443    6.64167939     7.29250382    995.60058015       B3I          8.000000 %
B4I       N/A           996.25139450      0.65082569    6.64166972     7.29249541    995.60056881       B4I          8.000000 %
B5I       N/A           996.25146789      0.65082569    6.64169725     7.29252294    995.60064220       B5I          8.000000 %
B6I       N/A           996.40984097      0.59977666    6.64274353     7.24252019    995.81006431       B6I          8.000000 %
B1II      86358RCJ4     998.08732804      0.31227219    5.49198119     5.80425338    997.77505585       B1II         6.603006 %
B2II      86358RCK1     998.00980162      0.32492285    5.49155033     5.81647318    997.68487877       B2II         6.603006 %
B3II      86358RCL9     998.08733284      0.31227039    5.49197649     5.80424688    997.77506245       B3II         6.603006 %
B4II      N/A           998.08733284      0.31227039    5.49197649     5.80424688    997.77506245       B4II         6.603006 %
B5II      N/A           998.08732353      0.31226471    5.49198529     5.80425000    997.77505882       B5II         6.603006 %
B6II      N/A           998.16351001      0.31229433    5.49239309     5.80468742    997.85121568       B6II         6.603006 %
R1        86358RCM7       0.00000000      0.00000000    0.00000000     0.00000000      0.00000000       R1           8.000000 %
R2        86358RCN5       0.00000000      0.00000000    0.00000000     0.00000000      0.00000000       R2           6.603006 %
IIA2      N/A           532.97478000     76.33813000    1.13257000    77.47070000    456.63665000       IIA2         2.550000 %
IIIA2     N/A           600.01882000     60.46939000    1.32504000    61.79443000    539.54943000       IIIA2        2.650000 %

TOTALS                  759.77165653     63.12755625    3.87131897    66.99887522    696.64410027

IA3       86358RBU0     707.23800365      0.00000000    4.71492026     4.71492026    628.41490715       IA3          8.000000 %
IIA3      86358RBW6     532.97477758      0.00000000    2.42059381     2.42059381    456.63665058       IIA3         5.450000 %
IIA5      86358RBY2     502.83755335      0.00000000    3.35225376     3.35225376    457.60662484       IIA5         8.000000 %
IIIA3     86358RCA3     600.01881651      0.00000000    2.67508386     2.67508386    539.54942522       IIIA3        5.350000 %
IIIA5     86358RCC9     575.81979484      0.00000000    3.83879721     3.83879721    511.59459297       IIIA5        8.000000 %
IVA2      86358RCE5     830.69088861      0.00000000    0.20767273     0.20767273    770.15101744       IVA2         0.300000 %
B1IX      86358RCX3     996.25140693      0.00000000    0.83020924     0.83020924    995.60058923       B1IX         1.000000 %
-----------------------------------------------------------------------------------------------------   ----------------------------

                                       -6-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001


               Scheduled Principal Amounts                                                             166,726.13
                        Group 1 Scheduled Principal Amounts                                             56,378.61
                        Group 2 Scheduled Principal Amounts                                             19,441.83
                        Group 3 Scheduled Principal Amounts                                             19,719.74
                        Group 4 Scheduled Principal Amounts                                             71,185.95

               Unscheduled Principal Amounts                                                        30,836,386.32
                        Group 1 Unscheduled Principal Amounts                                        7,975,651.12
                        Group 2 Unscheduled Principal Amounts                                        4,097,762.55
                        Group 3 Unscheduled Principal Amounts                                        2,887,857.58
                        Group 4 Unscheduled Principal Amounts                                       15,875,115.07

               Aggregate  Advances                                                                     0.00
                       Group 1  Aggregate  Advances                                                    0.00
                       Group 2 Aggregate  Advances                                                     0.00
                       Group 3 Aggregate  Advances                                                     0.00
                       Group 4 Aggregate  Advances                                                     0.00

               Ending Principal Balance                                                            342,137,669.57
                       Group 1 Ending Principal Balance                                             76,712,301.50
                       Group 2 Ending Principal Balance                                             26,136,494.82
                       Group 3 Ending Principal Balance                                             27,634,612.46
                       Group 4 Ending Principal Balance                                            211,654,260.79

               Current Period Realized Losses                                                          0.00
                       Group 1 Current Period Realized Losses                                          0.00
                       Group 2 Current Period Realized Losses                                          0.00
                       Group 3 Current Period Realized Losses                                          0.00
                       Group 4 Current Period Realized Losses                                          0.00

               Bankruptcy Losses                                                                       0.00
                       Group 1 Bankruptcy Losses                                                       0.00
                       Group 2 Bankruptcy Losses                                                       0.00
                       Group 3 Bankruptcy Losses                                                       0.00
                       Group 4 Bankruptcy Losses                                                       0.00

               Fraud Losses                                                                            0.00
                       Group 1 Fraud Losses                                                            0.00
                       Group 2 Fraud Losses                                                            0.00
                       Group 3 Fraud Losses                                                            0.00
                       Group 4 Fraud Losses                                                            0.00

               Special Hazard Losses                                                                   0.00
                       Group 1 Special Hazard Losses                                                   0.00
                       Group 2 Special Hazard Losses                                                   0.00
                       Group 3 Special Hazard Losses                                                   0.00
                       Group 4 Special Hazard Losses                                                   0.00

               Group 1,2,3 Bankruptcy Loss Amount                                                131,326.00
               Group 4 Bankruptcy Loss Amount                                                    100,000.00

               Group 1,2,3 Fraud Loss Amount                                                   2,189,153.00
               Group 4 Fraud Loss Amount                                                       2,722,034.00

               Group 1,2,3,4 Special Hazard Loss Amount                                       10,302,057.00

               Servicing Fees                                                                    142,298.07

               Sub-Servicing Fees (includes Retained Interest)                                     4,943.50

               Trustee Fees                                                                        1,088.32


                                      -7-




             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001


Sec. 4.03(ix)  Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

               Group 1
               Category              Number          Principal Balance            Percentage
                1 Month              10              924,487.53                  1.21 %
                2 Month               4              714,745.18                  0.93 %
                3 Month               5              469,110.02                  0.61 %
                Total                19            2,108,342.73                  2.75 %

                Group 2
               Category              Number          Principal Balance            Percentage
                1 Month               3              523,480.38                  2.00 %
                2 Month               0                    0.00                  0.00 %
                3 Month               1              321,599.69                  1.23 %
                Total                 4              845,080.07                  3.23 %


                Group 3
               Category              Number          Principal Balance            Percentage
                1 Month               2              221,398.85                  0.80 %
                2 Month               1              227,527.28                  0.82 %
                3 Month               0                    0.00                  0.00 %
                Total                 3              448,926.13                  1.62 %

                Group 4
               Category              Number          Principal Balance            Percentage
                1 Month               2            1,209,999.99                  0.57 %
                2 Month               0                    0.00                  0.00 %
                3 Month               0                    0.00                  0.00 %
                 Total                2            1,209,999.99                  0.57 %


               Group Totals
               Category              Number          Principal Balance            Percentage
                1 Month              17            2,879,366.75                  0.84 %
                2 Month               5              942,272.46                  0.28 %
                3 Month               6              790,709.71                  0.23 %
                 Total               28            4,612,348.92                  1.35 %




               Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                       Group 1
                       Number              Principal Balance          Percentage
                           1                104,313.76                 0.14 %

                       Group 2
                       Number              Principal Balance          Percentage
                           0                    0.00                  0.00 %

                       Group 3
                       Number              Principal Balance          Percentage
                           1                183,672.86                 0.60 %


                       Group 4
                       Number              Principal Balance          Percentage
                           0                    0.00                  0.00 %

                      Group Totals
                       Number              Principal Balance          Percentage
                           1                104,313.76                 0.03 %



                                      -8-

             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001


Sec. 4.03(x)   Number and Aggregate Principal Amounts of REO Loans


                       Group 1
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 2
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 3
                       Number              Principal Balance          Percentage
                             1                183,550.99                 0.66 %

                       Group 4
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                      Group Totals
                       Number              Principal Balance          Percentage
                             1                183,550.99                 0.05 %



               Aggregate Outstanding Interest Shortfalls
                      Class ia1 shortfall                                        0.00
                      Class ia3 shortfall                                        0.00

                      Class iia1 shortfall                                       0.00
                      Class iia2 shortfall                                       0.00
                      Class iia3 shortfall                                       0.00
                      Class iia5 shortfall                                       0.00

                      Class iiia1 shortfall                                      0.00
                      Class iiia2 shortfall                                      0.00
                      Class iiia3 shortfall                                      0.00
                      Class iiia5 shortfall                                      0.00

                      Class iva1 shortfall                                       0.00
                      Class iva2 shortfall                                       0.00

                      Class b1i shortfall                                        0.00
                      Class b1ix shortfall                                       0.00
                      Class b2i shortfall                                        0.00
                      Class b3i shortfall                                        0.00
                      Class b4i shortfall                                        0.00
                      Class b5i shortfall                                        0.00
                      Class b6i shortfall                                        0.00
                      Class r1 shortfall                                         0.00

                      Class b1ii shortfall                                       0.00
                      Class b2ii shortfall                                       0.00
                      Class b3ii shortfall                                       0.00
                      Class b4ii shortfall                                       0.00
                      Class b5ii shortfall                                       0.00
                      Class b6ii shortfall                                       0.00
                      Class r2 shortfall                                         0.00










                                      -9-




             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001

Sec. 4.03(viv  Aggregate Outstanding Prepayment Interest Shortfalls
                      Class ia1 shortfall                                        0.00
                      Class ia3 shortfall                                        0.00

                      Class iia1 shortfall                                       0.00
                      Class iia2 shortfall                                       0.00
                      Class iia3 shortfa
ll                                       0.00
                      Class iia5 shortfall                                       0.00

                      Class iiia1 shortfall                                      0.00
                      Class iiia2 shortfall                                      0.00
                      Class iiia3 shortfall                                      0.00
                      Class iiia5 shortfall                                      0.00

                      Class iva1 shortfall                                       0.00
                      Class iva2 shortfall                                       0.00

                      Class b1i shortfall                                        0.00
                      Class b1ix shortfall                                       0.00
                      Class b2i shortfall                                        0.00
                      Class b3i shortfall                                        0.00
                      Class b4i shortfall                                        0.00
                      Class b5i shortfall                                        0.00
                      Class b6i shortfall                                        0.00
                      Class r1 shortfall                                         0.00

                      Class b1ii shortfall                                       0.00
                      Class b2ii shortfall                                       0.00
                      Class b3ii shortfall                                       0.00
                      Class b4ii shortfall                                       0.00
                      Class b5ii shortfall                                       0.00
                      Class b6ii shortfall                                       0.00
                      Class r2 shortfall                                         0.00


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
               JPMorgan Chase Bank  - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------


